UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2017

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37721 (Commission File Number)	95-4405754 (IRS Employer Identification No.)

520 Newport Center Drive, 12th Floor Newport Beach, California (Address of principal executive offices)		92660 (Zip Code)
(949) 480-8300
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                 Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.
Acacia Research Corporation (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”) on Tuesday, June 6, 2017, at the Company’s corporate headquarters located at 520 Newport Center Drive, 7th Floor, Newport Beach, California. As of April 10, 2017, the record date for the Annual Meeting, the Company had 51,132,644 shares of its common stock outstanding and entitled to vote. At the Annual Meeting, 45,346,815 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote, constituting a quorum for the conduct of business at the Annual Meeting.
The following sets forth detailed information regarding the voting results at the Annual Meeting:
Proposal No. 1: The Company’s stockholders elected the two Class II director nominees named below to serve on the Company’s Board of Directors for a three-year term expiring at the Company’s 2020 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal.

Class II Nominees	Votes For	Votes Against	Votes Abstaining	Broker Non-votes
William S. Anderson Edward W. Frykman	33,941,271 33,122,665	925,259 1,743,344	16,842 17,363	10,463,443 10,463,443

Proposal No. 2: The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
44,090,990	1,243,162	12,663	0
Proposal No. 3: The Company’s stockholders approved, by advisory vote, the compensation of the Company’s named executive officers detailed in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
33,674,098	484,546	724,728	10,463,443
Proposal No. 4: The Company’s stockholders selected every year as the frequency of the advisory vote of the compensation of the Company’s named executive officers.

Votes For Every Year	Votes For Every 2 Years	Votes For Every 3 Years	Abstain	Broker Non-Votes
30,221,586	41,528	3,892,840	727,418	10,463,443
Proposal No. 5: The Company’s stockholders approved the First Amended and Restated Tax Benefits Preservation Plan, dated April 28, 2017, by and between the Company and Computershare Inc., as Rights Agent.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
32,935,438	1,925,688	22,246	10,463,443

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    June 12, 2017                    ACACIA RESEARCH CORPORATION

By:    /s/ Edward J. Treska
Executive Vice President, General Counsel and Secretary